                      SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D. C.

                        ________________________________



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): January 30, 1998
                                                 -----------------



                              Atrion Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                0-10763               63-0821819
--------------------------------------------------------------------------------
(State or Other Juris-            (Commission            (IRS Employer
diction of Incorporation)         File Number)         Identification No.)



Post Office Box 587, Arab, Alabama                                     35016
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)



Registrant's Telephone Number, including area code: (205) 586-1580
                                                    --------------



________________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)


                               Page 1 of 63 Pages
                            Exhibit Index on Page 5

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On January 30, 1998, Atrion Corporation (the "Registrant"), through its wholly owned Texas subsidiary, QMI Medical, Inc. (formerly known as "QMI Acquisition Corp.) ("QMI"), acquired certain assets of Quest Medical, Inc. ("Quest"), pursuant to the terms of an Asset Purchase Agreement, dated as of December 29, 1997, among the Registrant, QMI and Quest. All references to the Asset Purchase Agreement are qualified in their entirety by the complete text of the Asset Purchase Agreement which is attached hereto as Exhibit 2 and incorporated herein by reference.

The assets acquired from Quest are those used in its cardiovascular and intravenous fluid delivery business (the "Division") and specifically exclude assets used exclusively in Quest's neuromodulation business. The purchase price for the assets was $24,437,108 consisting of $23,685,045 of cash from the Registrant's general corporate funds and the assumption of $752,063 of liabilities. The purchase price was determined on the basis of a review and assessment of the Division's future prospects and arms-length negotiations between the Registrant and Quest. The Registrant also received an opinion from Raymond James & Associates, Inc. that the terms of the transaction were fair, from a financial point of view, to the Registrant. The purchase price is subject to a post-closing adjustment based on an increase or decrease in assets and liabilities reflected on a closing date balance sheet to be prepared within 90 days following January 30, 1998.

At the time of the execution and delivery of the Asset Purchase Agreement and the consummation of the transactions described herein, there were no affiliations among Quest and its affiliates, on the one hand, and the Registrant and its affiliates, on the other hand.

Simultaneously with the purchase of the Division, QMI and Quest entered into a Lease Agreement, for a maximum term of one year, whereby QMI agreed to lease Quest's facility located in Allen, Texas and Quest agreed to lease from QMI certain equipment purchased by QMI in the transaction. Pursuant to the Lease Agreement, QMI is to make net rental payment to Quest of $11,431 per month during the term of the Lease Agreement. In addition, Quest granted to QMI an option to purchase the Allen, Texas facility for a purchase price of $6,500,000. The option may be exercised at any time within the nine-month period commencing January 30, 1998, with the closing to take place on the earlier of (i) the date which is six (6) months from the date of exercise of the option and (ii) the expiration of the term of the Lease Agreement. In the event QMI does not exercise the option, then QMI will sell and Quest will purchase certain furniture, fixtures and equipment relating to the facility for book value.

                              Page 2 of 63 Pages

Prior to the transactions described herein, Quest used the assets purchased by QMI, including plant and equipment, in the manufacture and marketing of cardiovascular and intravenous fluid delivery products, including the manufacture and marketing of a myocardial protection system. The Registrant intends to operate the business of the Division utilizing the assets in substantially the same manner as previously operated by Quest.

ITEM 5. OTHER EVENTS.

On January 21, 1998, the Board of Directors of the Registrant elected Emile A. Battat, age 60, who has served as a director of the Registrant since 1987, as Chairman of the Board of Directors. Jerry A. Howard will continue to serve as President and Chief Executive Officer and as a director of the Registrant.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial statements of businesses acquired.  Pursuant to Item 7(a)(4)
         -------------------------------------------
of Form 8-K, the Registrant hereby states that it is impracticable, as of the date of this report, to provide the required financial statements relating to the business acquisition reported herein. Such financial statements will be filed not later than 60 days after the date on which this report is filed.

     (b) Pro forma financial information.  Pursuant to Item 7(a)(4) of Form 8-K,
         -------------------------------
the Registrant hereby states that it is impracticable, as of the date of this report, to provide the required pro forma financial information relating to the business acquisition reported herein. Such pro forma financial information will be filed not later than 60 days after the date on which this report is filed.

     (c) Exhibits.  The following exhibit is included herewith.
         --------

Exhibit
No.                  Description                                       Page No.
---------            -----------                                       --------
   2                 Asset Purchase Agreement dated as of
                     December 29, 1997, by and among
                     Quest Medical Inc., QMI Acquisition
                     Corp. and Atrion Corporation.

   99.1              Press Release of the Registrant dated
                     December 30, 1997

   99.2              Press Release of the Registrant dated
                     January 30, 1998

                              Page 3 of 63 Pages

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    ATRION CORPORATION



                                    By: /s/ Jerry A. Howard
                                       ----------------------------
                                       Its: President
                                           ------------------------


Date: February 17, 1998

                              Page 4 of 63 Pages

                                 EXHIBIT INDEX


Exhibit
  No.             Description                                           Page No.
-------           -----------                                           --------
   2              Asset Purchase Agreement dated as of
                  December 29, 1997, by and among
                  Quest Medical Inc., QMI Acquisition
                  Corp. and Atrion Corporation (In
                  accordance with Item 601 of
                  Regulation S-K, the Asset Purchase
                  Agreement contains a list briefly
                  identifying the exhibits and
                  schedules thereto; however, such
                  exhibits and schedules are not
                  included herewith.  The Registrant
                  hereby undertakes to furnish
                  supplementally a copy of any such
                  exhibit or schedule to the
                  Commission upon request).                                6

   99.1           Press Release of the Registrant dated
                  December 30, 1997                                        58

   99.2           Press Release of the Registrant dated
                  January 30, 1998                                         61

                              Page 5 of 63 Pages